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                                                                 Exhibit 10.9-B

                               NETCREATIONS, INC.
                         FORM OF STOCK OPTION AGREEMENT
                                       FOR
                             NON-EMPLOYEE DIRECTORS

                                    AGREEMENT

         1. GRANT OF OPTION. NETCREATIONS, INC. (the "Company") hereby grants, as of [DATE OF GRANT] (the "Date of Grant"), to [DIRECTOR'S NAME] (the "Optionee") an option (the "Option") to purchase up to [NUMBER OF SHARES] shares of the Company's Common Stock, par value $0.01 per share (the "Stock"), at an exercise price per share equal to [EXERCISE PRICE] (the "Option Price"). The Optionee hereby acknowledges that the grant of Options granted pursuant to this
Section 1 is assumes that the Company will have not less than 15,000,000 shares nor more than 19,200,000 shares of the Stock outstanding at the conclusion of its initial public offering (the "IPO"), and the number of shares covered hereby shall be reduced or increased, as the case may be, proportionately to the extent that the number of shares outstanding after the IPO is below or above that range. Notwithstanding the foregoing, if the Company should (y) issue shares constituting up to 30% of the outstanding Stock to strategic or financial investors prior to the IPO or (z) make other changes in its capital structure in connection with estate planning for certain existing shareholders, there shall be no anti-dilution adjustment for such changes. The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company's 1999 Stock Option Plan (the "Plan"), which is incorporated herein for all purposes. The Option is a nonqualified stock option, and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof. Anything in this Agreement to the contrary notwithstanding, the Optionee hereby agrees and further acknowledges that the Company is currently in the process of the IPO and that Options will not be exercisable, and may not be sold, transferred or otherwise disposed of, prior to the completion of the IPO or the sale, directly or indirectly, of all or substantially all of the Company's stock or assets.

         2. DEFINITIONS. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

         3. EXERCISE SCHEDULE. Except as otherwise provided in Section 6 and
Section 7 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Optionee has been continuously a Director of the Company through and on the applicable Vesting Date:


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           Percentage of Shares                     Vesting Date
           --------------------                     ------------

               [INSERT %]                        [INSERT DATE(S)]

               [INSERT %]                        [INSERT DATE(S)]

               [INSERT %]                        [INSERT DATE(S)]


         Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date provided the Optionee continues to serve on the Company's Board. However, the Option will nonetheless vest as to all previously unvested shares immediately upon the occurrence of any of the following events ("Acceleration Events"):

                  (a) The Company's shareholders at any time fail to elect, or re-elect the Optionee to the Company's Board of Directors, unless the Optionee chooses not to stand for election or is unable to do so;

                  (b) The Optionee is removed from the Company's Board at any time, for any reason, unless the Optionee's removal is for either (x) "Cause" (as defined under applicable law) or (y) material non-performance of the Optionee's duties after the Optionee receives written notice of the same and the Optionee fails to cure such conduct within 45 days after such notice;

                  (c) In the event of a "Change of Control" (as defined in Section 7 hereof) of the Company; or

                  (d) In the event that the Board of Directors or the Committee exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) of the Plan.

         If an Acceleration Event described in subsections (a) or (b) above shall occur, the Optionee will have three months from the date of the Acceleration Event to exercise the vested Option. In any event, the Option shall terminate on, and in no event shall the Option be exercisable after, [TERMINATION DATE].

         4. METHOD OF EXERCISE. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Corporate Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by


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the exercise price, and (b) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No shares of Stock will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange or NASDAQ market upon which the Stock then may be traded.

         5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with Shares if the Option Price is equal or greater than Fair Market Value; (d) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense)or Options, if the Option Price is less than Fair Market Value; or (e) such other consideration as may be determined by the Board or the Committee in its absolute discretion. [ALL SUCH CONSIDERATION, OTHER THAN CASH, SHALL BE VALUED IN SUCH MANNER AS MAY BE DETERMINED BY THE BOARD OR THE COMMITTEE IN ITS ABSOLUTE DISCRETION]

         6. TERMINATION OF OPTION.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                           (i) three months after the date on which the Optionee
                  ceases to be a member of the Company's Board of Directors other than by reason of (A) the Optionee's removal from the Board based on the reasons described below in paragraph (ii) of this Section 6(a); (B) a mental or physical disability (within the meaning of Section 22(e) of the Code) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                           (ii) immediately upon the Optionee's removal from the
                  Company's Board of Directors for (x) "Cause" (as defined under applicable law) or (y) material non-performance of the Optionee's duties after the Optionee receives written notice of the same and the Optionee fails to cure such conduct within 45 days after such notice;

                           (iii) [INSERT PERIOD] months after the date on which
                  the Optionee's service on the Board of the Company is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee;

                           (iv) [INSERT PERIOD] months after the date of
                  termination of the Optionee's service on the Board of the Company by reason of the death of the Optionee (or if later, three months after the date on which the Optionee shall die if such death shall occur during the [INSERT PERIOD] period specified in


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                  paragraph (iii) of this Section 6); or

                           (v) immediately in the event that the Optionee shall
                  file any lawsuit or arbitration claim against the Company, or any of their respective officers, directors or shareholders.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) of the Plan in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition the Optionee's exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

         7. ACCELERATION UPON A CHANGE OF CONTROL.

                  (a) In the event that a Change of Control (as defined in paragraph (b) of this Section 7) in the Company shall occur during the Optionee's service on the Board of the Company, all of the Optionee's unvested Options shall vest and become immediately exercisable. The Optionee's unvested Options shall be vested and become immediately exercisable prior to the consummation of the closing of such Change in Control transaction so as to permit the Optionee the right to dispose of the shares of Stock underlying such Options in the Change in Control transaction on substantially the same terms and conditions as are applicable to the shareholders of the Company generally. If any of the Optionee's Options shall vest according to the applicable vesting schedule, the Options which shall have vested after any such Change in Control shall continue to be exercisable for a period of three months from the date of any termination of the Optionee's service on the Board of the Company following such Change in Control.

                  (b) For purposes of this Agreement, the term "Change in Control" shall mean:

                           (i) Approval by the shareholders of the Company of
                  (x) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or


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                  consolidation or other transaction do not, immediately
                  thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) a liquidation or dissolution of the Company or (z) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

                           (ii) Individuals who, as of the date of this
                  Agreement, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) the acquisition (other than from the Company)
                  by any person, entity or "group", within the meaning of
                  Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 30% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company, (2) any person, entity or "group" that as of the date of this Agreement owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest, (3) Rosalind Resnick and/or Ryan Scott Druckenmiller or their respective affiliates, or (4) any employee benefit plan of the Company.

                  (c) Notwithstanding the foregoing, the term "Change in Control" shall not include (i) any transaction, event or circumstance as a result of which or after which Rosalind Resnick, Ryan Scott Druckenmiller, and their respective affiliates continue to own, in the aggregate, the largest percentage of shares of the Company owned by any shareholder of the Company, (ii) the IPO, (iii) the above-referenced strategic or financial investments which are contemplated to occur prior to the IPO, or (iii) any transaction entered into by the Company and its stockholders prior to the IPO primarily for the purpose of facilitating estate planning of Rosalind Resnick or Ryan Scott Druckenmiller or converting the Company from an "S Corp" to a "C Corp" in preparation for the IPO.

         8. TRANSFERABILITY. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.


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         9. NO RIGHTS OF STOCKHOLDERS. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         10. RESTRICTIONS WHILE STOCK IS NOT REGISTERED.

                  (a) RESTRICTED SHARES. The shares of Stock subject to the Option specified in Section 1 and (i) all shares of the Company's capital stock received as a dividend or other distribution upon such shares, and (ii) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this
         Section 10 at all times, and only at those times, that shares of the Company's Common Stock are not Publicly-Held (such times during which the Stock is not so Publicly-Held hereinafter being referred to as the "Restricted Period") and are during the Restricted Period hereinafter referred to as "Restricted Shares." For purposes of this Agreement, "Publicly-Held" means that the Common Stock of the Company, or the stock of any successor company into which the Common Stock is substituted or exchanged, is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.

                  (b) NO SALE OR PLEDGE OF RESTRICTED SHARES. Except as otherwise provided herein, the Optionee agrees and covenants that during the Restricted Period the Optionee will not sell, pledge, encumber or otherwise transfer or dispose of, and will not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as "transfers"), all or any portion of the Restricted Shares or any interest therein except in accordance with and subject to the terms of this Section 10.

                  (c) VOLUNTARY TRANSFER REPURCHASE OPTION. If the Optionee desires to effect a voluntary transfer of any of the Restricted Shares during the Restricted Period, the Optionee shall first give written notice to the Company of such intent to transfer (the "Offer Notice") specifying (i) the number of the Restricted Shares (the "Offered Shares") and the date of the proposed transfer (which shall not be less than thirty (30) days after the giving of the Offer Notice), (ii) the name, address, and principal business of the


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         proposed transferee (the "Transferee"), and (iii) the price and other terms and conditions of the proposed transfer of the Offered Shares to the Transferee. The Offer Notice by the Optionee shall constitute an offer to sell all, but not less than all, of the Offered Shares, at the price and on the terms specified in such Offer Notice, to the Company and/or its designated purchaser. If the Company desires to accept the Optionee's offer to sell, either for itself or on behalf of its designated purchaser, the Company shall signify such acceptance by written notice to the Optionee within thirty (30) days following the giving of the Option Notice. Failing such acceptance, the Optionee's offer shall lapse on the thirty-first day following the giving of the Option Notice. With such written acceptance, the Company shall designate a day not later than ten days following the date of giving its notice of acceptance on which the Company or its designated purchaser shall deliver the purchase price of the Offered Shares (in the same form as provided in the Offer Notice) and the Optionee shall deliver to the Company or its designated purchaser, as applicable, all certificates evidencing the Offered Shares endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer. In the event of any breach by the Optionee of the provisions hereof, the Company may in its sole and absolute discretion, notify the Optionee within thirty-one days following the giving of the Option Notice that it does not permit the transfer of the Offered Shares to the Transferee pursuant to the terms and conditions set forth in the Option Notice, in which event any such transfer or attempted transfer by the Optionee to the Transferee shall be null and void. Upon the lapse without acceptance by the Company of the Optionee's offer to sell the Offered Shares, and unless the Company shall provide written notice to the Optionee within thirty-one days following the giving of the Option Notice that it will not permit the transfer of the Offered Shares to the Transferee pursuant to the terms and conditions set forth in the Option Notice, due to a breach by the Optionee of the provisions hereof, the Optionee shall be free to transfer the Offered Shares not purchased by the Company or the designated purchaser to the Transferee (and no one else), for a price and on terms and conditions which are no more favorable to the Transferee than those set forth in the Offer Notice, for a period of thirty days thereafter, but after such period the restrictions of this Section 10 shall again apply to the Restricted Shares. The Offered Shares so transferred by the Optionee to the Transferee shall continue to be subject to all of the terms and conditions of this Section 10 (including without limitation paragraph
         (f) of this Section 10) and the Company shall have the right to require, as a condition of such transfer, than the Transferee execute an agreement substantially in the form and content of the provisions of this Section 10, as well as any voting agreement and/or shareholders agreement required by the Company.

                  (d) INVOLUNTARY TRANSFER REPURCHASE OPTION. Whenever, during the Restricted Period, the Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Shares, whether by operation of law or otherwise, the Optionee shall give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, the Optionee agrees to disclose forthwith to the Company all pertinent information in his possession


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         relating thereto. If during the Restricted Period any of the Restricted
         Shares are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to purchase such of the Restricted Shares upon notice by the Company to the Optionee or other record holder at a price determined according to Section 10(g) below, and any of the Restricted Shares so purchased by the Company or its designated purchaser shall in every case be free and clear of such transfer, lien, or charge.

                  (e) EXCEPTED TRANSFERS. The provisions of Sections 10(b) and
         (c) shall not apply to transfers by the Optionee to his or her spouse, lineal descendants or the trustee of trusts for their benefit, PROVIDED, HOWEVER, that during the Restricted Period the Optionee shall continue to be subject to all of the terms and provisions of this
         Section 10 with respect to any remaining present or future interest whatsoever the Optionee may have in the transferred Restricted Shares, and, FURTHER PROVIDED that during the Restricted Period any shares transferred pursuant to this subsection (e) shall continue to be treated as Restricted Shares and the transferee of any such Restricted Shares shall likewise be subject to all such terms and conditions of this Section 10 as though such transferee were a party hereto.

                  (f) REPURCHASE OPTION ON TERMINATION OF SERVICE AS A DIRECTOR. Anything set forth in this Agreement to the contrary notwithstanding, the Company shall have the right (but not the obligation) to purchase or designate a purchaser of all, but not less than all, of the Restricted Shares (including, without limitation, any Restricted Shares transferred pursuant to Section 10(e)) during the Restricted Period and after termination of the Optionee's service as a Director of the Company for any reason, for the purchase price specified in Section 10(g) hereof. The Company may exercise its right to purchase or designate a purchaser of the Restricted Shares at any time (without any time limitation) after the Optionee's termination of service and during the Restricted Period. If the Company chooses to exercise its right to purchase the Restricted Shares hereunder, the Company shall give its notice of its exercise of this right to the Optionee or the Optionee's legal representative specifying in such notice a date not later than ten (10) days following the date of giving such notice on which the Company or its designated purchaser shall deliver, or be prepared to deliver the check or promissory note for the purchase price and the Optionee or the Optionee's legal representative shall deliver all stock certificates evidencing such Restricted Shares duly endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer.

                  (g) REPURCHASE PRICE. For purposes of Section 10(c) and (f) hereof, the per share purchase price of Restricted Shares shall be an amount equal to the Fair Market Value of such share, determined by the Board or the Committee as of any date determined by the Board or the Committee that is not more than one year prior to the date of the event giving rise to the Company's right to purchase such Restricted Shares. Any determination of Fair Market Value made by the Board or the Committee shall be binding and conclusive on all parties unless shown to have been made in an arbitrary and capricious manner. The purchase price shall, at the option of the Company, be payable in


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         cash or in the form of the Company's promissory note payable in up to three equal annual installments commencing 12 months after the acquisition by the Company ("Acquisition Date") of the Restricted Shares, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest of Citibank, N.A. on the Acquisition Date.

                  (h) LEGENDS. The certificate or certificates representing any Shares acquired pursuant to the exercise of an Option prior to the last day of the Restricted Period shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

         11. REGISTRATION OF SHARES OF STOCK. The shares of Stock underlying the Options shall be registered in the first registration statement on Form S-8 or other form of registration statement filed by the Company with the Securities and Exchange Commission for the purpose of registering options or other securities issued to executives or other employees of the Company in their respective capacities as executive or employees of (rather than shareholders of or investors in) the Company.

         12. ANTI-DILUTION. If the Company shall (A) pay a dividend or make a distribution to holders of shares of Stock in the form of additional shares of Stock, (B) subdivide or split or reverse split or consolidate the outstanding shares of Stock into a larger or smaller number of shares, (C) or otherwise effect an increase or decrease in the number of shares of Stock without consideration, or (D) effect a recapitalization which shall reclassify the outstanding shares of Stock into one or more classes of common stock, the number of shares of Stock issuable upon exercise of this Agreement and the Option Price shall be equitably and proportionately adjusted


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immediately following the occurrence of any such event, and the Optionee shall be given notice of the same. An adjustment made pursuant to this Section 12 shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification; PROVIDED, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the exercise price shall be recomputed accordingly as of the close of business on such record date and thereafter such exercise price in effect shall be as adjusted pursuant to this Section 12 as of the time of actual payment of such dividend or distribution.

         13. S ELECTION. Optionee acknowledges that the Company has elected "S" corporation status under the Code. Optionee agrees that the Optionee shall execute or cause to be executed any form or document determined by the Company or its legal counsel to be necessary or appropriate to be executed in order to elect, reinstate, preserve, maintain and maximize the potential benefit of, the Company's "S" corporation status. In addition, Optionee hereby agrees and covenants that the Optionee will not (i) transfer any shares of Stock to any individual who is not a citizen or resident of the United States or to any entity that would cause the Company to cease to be eligible for "S" corporation status under the Code, or (ii) perform or do (or neglect to perform or do) any other act which would or might have the effect of disqualifying the Company's "S" corporation status under the Code. The Company intends to terminate its "S" corporation status upon consummation of the IPO. Therefore, Optionee further agrees that the Company, upon the consent of a majority of the entire Board of Directors, may terminate the "S" corporation election. In such event, Optionee agrees that the Optionee shall execute or cause to be executed any form or document determined by the Company or its legal counsel to be necessary or appropriate to be executed in order to terminate the Company's "S" corporation status.

         14. MARKET STAND-OFF AGREEMENT. In the event of an initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

         15. OPTIONEE'S REPRESENTATIONS. In the event the Company's issuance of the Shares purchasable pursuant to the exercise of this Option has not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company investment representations as the Company may request.

         16. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued service on the Company's Board.


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

         17. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of New York, without regard to its conflict of laws provisions.

         18. INTERPRETATION. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement.

         19. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Corporate Secretary at 379 West Broadway, Suite 202, New York, New York 10012, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         20. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         There may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Option Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. Any gain realized on disposition of the Shares will be treated as short-term or long-term capital gain for federal income tax purposes, depending upon whether the Shares have been held for at least one year following exercise of the Option.




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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of
the ___ day of [               ].

                                    COMPANY:

                                    NETCREATIONS, INC.

                                    By:
                                        -------------------------------------
                                        Rosalind Resnick, President

         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:                              OPTIONEE:


                                    By:
                                        -------------------------------------
                                        [DIRECTOR'S NAME]
















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